EXHIBIT 24 (b)(3)(b)

             FORM OF BROKER DEALER SUPERVISORY AND SERVICE AGREEMENT

[logo]PHOENIX(R)                                 BROKER-DEALER VARIABLE CONTRACT
                                               SUPERVISORY AND SERVICE AGREEMENT
--------------------------------------------------------------------------------
Phoenix Equity Planning Corporation ("PEPCO"), the master servicer and distributor for the Contracts hereunder described and the undersigned broker-dealer (the "Broker-Dealer"), enter into this Agreement as of the date indicated, for the purpose of appointing the Broker-Dealer to perform the services hereunder described, subject to the following provisions:

1. Except as provided below, PEPCO hereby appoints the Broker-Dealer to provide sales assistance with respect to, and to cause applications to be solicited for the purchase of variable annuity contracts and/or variable life policies issued by Phoenix Life Insurance Company, Phoenix Life and Annuity Company and/or PHL Variable Insurance Company (the "Insurer") through Separate Accounts including the Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Accumulation Account and listed on Schedules A1, A2, B and C. Broker-Dealer accepts such appointment and agrees to use its best efforts to provide sales assistance to producers of the Insurer and to cause applications for the purchase of contracts and/or policies to be solicited by such producers. Broker-Dealer agrees to pay a commission to such producers.

2. The Broker-Dealer will promptly forward to the appropriate office of Phoenix, or its authorized designee, all contract and/or policy applications along with other documents, if any, and any payments received with such applications and will have no rights of set off for any reason. Any Contract application which is rejected, together with any payment made and other documents submitted, shall be returned to the Broker-Dealer.

3. PEPCO shall pay the Broker-Dealer service payments relating to applications submitted by Broker-Dealer. The amount to be paid by PEPCO is specified on Schedule A1, A2, B and C of this Agreement. The Broker-Dealer agrees to return promptly to PEPCO, all compensation received for any Contract returned within the "free look" period as specified in the Contract.

4. The Broker-Dealer represents that it is a registered broker-dealer under the Securities Exchange Act of 1934, a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"), and is registered as a broker-dealer under state law to the extent required in order to provide the services described in this Agreement. Broker-Dealer agrees to abide by all rules and regulations of the NASD, including its Conduct Rules, and to comply with all applicable state and federal laws and the rules and regulations of authorized regulatory agencies affecting the sale of the contracts and/or policies, including the prospectus delivery requirements under the Securities Act of 1933 for the contracts and/or policies and any underlying mutual fund. The Broker-Dealer agrees to notify PEPCO promptly of any change, termination, or suspension of its status. Broker-Dealer shall immediately notify PEPCO with respect to: i) the initiation and disposition of any form of disciplinary action by the NASD or any other agency or instrumentality having jurisdiction with respect to the subject matter hereof against Broker-Dealer or any of its employees or agents; ii) the issuance of any form of deficiency notice by the NASD or any such agency regarding Broker-Dealer's training, supervision or sales practices; and/or iii) the effectuation of any consensual order with respect thereto.

5. In connection with the solicitation of applications for the purchase of contracts and/or policies, Broker-Dealer agrees to indemnify and hold harmless PEPCO and the Insurer from any damage or expense as a result of: (a) the negligence, misconduct or wrongful act of Broker-Dealer or any employee, representative or agent of the Broker-Dealer; and/or (b) any actual or alleged violation of any securities or insurance laws, regulations or orders. Any indebtedness or obligation of the Broker-Dealer to PEPCO or the Insurer, whether arising hereunder or otherwise, and any liabilities incurred or monies paid by PEPCO or the Insurer to any person as a result of any misrepresentation, wrongful or unauthorized act or omission, negligence of, or failure of Broker-Dealer or its employees, producers, and registered representatives to comply with this Agreement, shall be set off against any compensation payable under this Agreement. Notwithstanding the foregoing, Broker-Dealer shall not indemnify and hold harmless PEPCO and the Insurer from any damage or expense on account of the negligence, misconduct or wrongful act of Broker-Dealer or any employee, representative or producer of Broker-Dealer if such negligence, misconduct or wrongful act arises out of or is based upon any untrue statement or alleged untrue statement of material fact, or the omission or alleged omission of a material fact in: (i) any registration statement, including any

HO3272                                  1                                   2-02
   prospectus or any post-effective amendment thereto; or (ii) any material prepared and/or supplied by PEPCO or the Insurer for use in conjunction with the offer or sale of the contracts and/or policies; or (iii) any state registration or other document filed in any state or other jurisdiction in order to qualify any contract and/or policy under the securities laws of such state or jurisdiction. The terms of this provision shall not be impaired by termination of this Agreement.

   In connection with the solicitation of applications for the purchase of contracts and/or policies, PEPCO and the Insurer agree to indemnify and hold harmless Broker-Dealer from any damage or expense on account of the negligence, misconduct or wrongful act of PEPCO or the Insurer or any employee, representative or producer of PEPCO or the Insurer, including but not limited to, any damage or expense which arises out of or is based upon any untrue statement or alleged untrue statement of material fact, or the omission or alleged omission of a material fact in: (i) any registration statement, including any prospectus or any post-effective amendment thereto; or (ii) any material prepared and/or supplied by PEPCO or the Insurer for use in conjunction with the offer or sale of the contracts and/or policies; or
   (iii) any state registration or other document filed in any state or other jurisdiction in order to qualify any contract and/or policy under the securities laws of such state or jurisdiction. The terms of this provision shall not be impaired by termination of this Agreement.

6. The Broker-Dealer will itself be, or will select persons associated with it who are, trained and qualified to solicit applications for purchase of contracts and/or policies in conformance with applicable state and federal laws. Any such persons shall be registered representatives of the Broker-Dealer in accordance with the rules of the NASD, be licensed to offer the contract and/or policy in accordance with the insurance laws of any jurisdiction in which such persons solicits applications, be licensed with and appointed by the Insurer to solicit applications for the contracts and/or policies and have entered into the appropriate Independent Producer Variable Contract with the Insurer, if applicable. Under the Independent Producer Variable Contract, the Insurer will make payments to the Broker-Dealer. Broker-Dealer will train and supervise its representatives to insure that purchase of a contract and/or policy is not recommended to an applicant in the absence of reasonable grounds to believe that the purchase of a contract and/or policy is suitable for that applicant. Broker-Dealer shall pay fees to regulatory authorities in connection with obtaining necessary securities licenses and authorizations for registered representatives to solicit applications for the purchase of contracts and/or policies. Broker-Dealer is not responsible for fees in connection with the appointment of registered representatives as insurance agents of the Insurer.

7. The activities of all producers referred to in Paragraph 6 will be under the direct supervision and control of the Broker-Dealer. The right of such producers to solicit applications for the purchase of contracts and/or policies is subject to their continued compliance with the rules and procedures which may be established by the Broker-Dealer, PEPCO or the Insurer, including those set forth in this Agreement.

8. The Broker-Dealer shall ensure that applications for the purchase of contracts and/or policies are solicited only in the states where the contracts and/or policies are qualified for sale, and only in accordance with the terms and conditions of the then current prospectus applicable to the contracts and/or policies and will make no representations not included in the prospectus, Statement of Additional Information, or in any authorized supplemental material supplied by PEPCO. With regard to the contracts and/or policies, the Broker-Dealer shall not use or permit its producers to use any sales promotion materials or any form of advertising other than that supplied or approved by PEPCO. Broker-Dealer shall ensure that the prospectus delivery requirements under the Securities Act of 1933 and all other applicable securities and insurance laws, rules and regulations are met and that delivery of any prospectus for the contracts and/or policies will be accompanied by delivery of the prospectus for the underlying mutual funds.

9. The Broker-Dealer understands and agrees that in performing the services covered by this Agreement, it is acting in the capacity of an independent contractor and not as an agent or employee of PEPCO, and that it is not authorized to act for, or make any representation on behalf of, PEPCO or the Insurer except as specified herein. Broker-Dealer understands and agrees that PEPCO shall execute telephone transfer orders only in accordance with the terms and conditions of the then current prospectus applicable to the contracts and/or policies and agrees that, in consideration for the Broker-Dealer's right to exercise the telephone transfer privilege, neither PEPCO nor the Insurer will be liable for any loss, injury or damage incurred as a result of acting upon, nor will they be held responsible for the authenticity of, any telephone instructions containing unauthorized, incorrect or incomplete information. Broker-Dealer agrees to indemnify and hold harmless PEPCO and the Insurer against any loss, injury or damage resulting from any telephone exchange instruction containing unauthorized, incorrect or incomplete information received from Broker-Dealer or any of its registered representatives. (Telephone instructions are recorded on tape.)

HO3272                                  2                                   2-02

10.This Agreement may not be assigned by the Broker-Dealer without the prior consent of PEPCO. Any party hereto may cancel this Agreement at any time upon written notice. This Agreement shall automatically terminate if the Broker-Dealer voluntarily or involuntarily ceases to be or is suspended from being, a member in good standing of the NASD. Provided further, PEPCO reserves the right to terminate this Agreement in the event that any employee or agent of Broker-Dealer is suspended, disciplined or found to be in violation of governing insurance or securities laws, rules or regulations. Furthermore, PEPCO reserves the right to revise the payments for services described in this Agreement as set forth in Paragraph 3 at any time upon the mailing of written notice to the Broker-Dealer. Failure of any party to terminate this Agreement for any of the causes set forth in this Agreement shall not constitute a waiver of the right to terminate this Agreement at a later time for any such causes.

11.This Agreement on the part of the Broker-Dealer runs to PEPCO and the Insurer and is for the benefit of and enforceable by each. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut. This Agreement supersedes any agreement in effect prior to August 28, 2000. Your first contract/policy sale after receipt of this Agreement shall constitute your acceptance of its terms. If you do not wish to participate in soliciting applications for one of the available products, you must complete Section 12.

12.Applications for the following products will not be solicited by any representative, employee or agent of the Broker-Dealer:

A. [ ] Phoenix Life Insurance Company

       [ ] Variable Annuities

       [ ] Variable Universal Life

B. [ ] PHL Variable Insurance Company

       [ ] Variable Annuities

C. [ ] Phoenix Life and Annuity Company

       [ ] Variable Universal Life

13.PEPCO agrees to comply with all laws, rules, regulations, and ordinances relating to privacy, confidentiality, security, data security, and the handling of customer information which may from time to time be established. PEPCO agrees not to disclose or use any consumer nonpublic personal information (including nonpublic personal financial information and nonpublic personal health information), which may be supplied by you to PEPCO in performance under this Agreement other than to: a) carry out the purpose for which the information was provided; and b) to use or disclose the information as otherwise permitted or required by law. You agree to comply with all laws, rules, regulations, and ordinances relating to privacy, confidentiality, security, data security, and the handling of customer information which may from time to time be established. You agree not to disclose or use any consumer nonpublic personal information (including nonpublic personal financial information and nonpublic personal health information), which may be supplied by PEPCO to you in performance under this Agreement other than to: a) carry out the purpose for which the information was provided; and b) to use or disclose the information as otherwise permitted or required by law. This provision will survive and continue in full force and effect after the termination of this Agreement.

Broker-Dealer Firm:

        Name of Firm: __________________________________________________________

        By: ____________________________________________________________________

        Print Name & Title: ____________________________________________________

        Date: ________________________ NASD CRD Number _________________________


Phoenix Equity Planning Corporation

        By: ____________________________________________________________________

        Title: _________________________________________________________________

        Date: __________________________________________________________________

HO3272                                  3                                   2-02

[logo]PHOENIX(R)

Phoenix Life Insurance Company
Phoenix Life and Annuity Company
PHL Variable Insurance Company
Phoenix Equity Planning Corporation

Members of The Phoenix Companies, Inc

MAIN ADMINISTRATIVE OFFICE:
Hartford, Connecticut



HO3272                                  4                                   2-02

                         PHOENIX LIFE INSURANCE COMPANY

                             COMPENSATION SCHEDULE

This Compensation Schedule and Footnotes form a part of the Contract and is subject to all terms and conditions thereof. The commission schedule may be modified in whole or in part from time to time through standard Company communication procedures and such modification shall have the same force and effect as if this Schedule had been physically amended.

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                                                            FIRST YEAR                          RENEWAL COMMISSIONS
                                                                                   ON RENEWAL PREMIUMS OR CASH VALUE FOR TRAILS
                                                          COMMISSIONS ON         ------------------------ ------------------------
                                                                                    Vested Commissions     Non Vested Commissions

I. NON-REGISTERED PRODUCTS                              FIRST YEAR PREMIUMS             Policy Years              Policy Year
                                                                                                                      (b)

                                                                 (a)                      2nd-10th               11th and later

--------------------------------------------------- --------------------------- ------------------------ -------------------------

UNIVERSAL LIFE                                                   %                           %                        %
    Phoenix Protector UL II
       Up to Commission Target Premium                          50                           3                        3
       Excess of Commission Target Premium                       3                           3                        3
    Phoenix Accumulator UL II
       Up to Commission Target Premium                          50                           3                        3
       Excess of Commission Target Premium                       3                           3                        3
    Phoenix Estate Legacy III
       Up to Commission Target Premium                          50                           3                        3
       Excess of Commission Target Premium                       3                           3                        3
    Phoenix Executive UL (c)
       Up to Commission Target Premium                          24                    7 in years 2-7          2.5% in years 8+
                                                                                      2.5 in yrs 8+
       Excess of Commission Target Premium                     2.5                         2.5                      2.5
       Asset Based Trail                                       N/A               0.10% per yr in yrs 6+         0.10% per yr
--------------------------------------------------- --------------------------- ------------------------ -------------------------

TERM                                                             %
    Phoenix Protector Term-10 (PPT-10)                          50                         None                     None
    Phoenix Protector Term-20 (PPT-20)                          50                         None                     None
    Phoenix Protector Term-30 (PPT-30)                          50                         None                     None
    Phoenix Value Term-20 (PVT-20)                              50                         None                     None
--------------------------------------------------- --------------------------- ------------------------ -------------------------

FIXED ANNUITY                                                   %
    Phoenix Edge -- SPIA
    Options A, B, C, D, G, J
       Issue Age:  5-74                                        3.0                         None                     None
       Issue Age:  75-90                                       1.5                         None                     None
    Option E -- Annuity for a Specified Period:
       Period Certain:  Less than 10 yrs                       1.5                         None                     None
       Period Certain:  Greater than or                        3.0                         None                     None
                        equal to 10 yrs)

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                                                            FIRST YEAR                          RENEWAL COMMISSIONS
                                                                                   ON RENEWAL PREMIUMS ON CASH VALUE FOR TRAILS
                                                          COMMISSIONS ON         ------------------------ ------------------------
                                                                                  Non Vested Commissions   Non Vested Commissions

II.   REGISTERED PRODUCTS                                   FIRST YEAR                 Policy Year               Policy Year
      A. LIFE INSURANCE                                      PREMIUMS                       (b)                      (b)

                                                                 (a)                      2nd-10th              11th and later

--------------------------------------------------- --------------------------- ------------------------ -------------------------

                                                                 %                           %                        %
 Phoenix Individual Edge
    Up to Commission Target Premium                             50               6.5 in yr 2, 0 in yrs 3+             0
    Excess of Commission Target Premium                        6.5               6.5 in yr 2, 0 in yrs 3+             0
    Asset-based Trail                                          N/A               0.25% per yr in yrs 3+        0.25% per year

--------------------------------------------------- --------------------------- ------------------------ -------------------------

 Estate Edge (g) (h)
    Up to Commission Target Premium                             50                           3                        0
    Excess of Commission Target Premium                          3                           3                        0
    Asset-based Trail                                          N/A                          N/A                0.25% per year

--------------------------------------------------- --------------------------- ------------------------ -------------------------

 Joint Edge
    Up to Commission Target Premium                             50                           3                        3
    Excess of Commission Target Premium                          4                           3                        3

--------------------------------------------------- --------------------------- ------------------------ -------------------------

 Phoenix Executive VUL (c)
    Up to Commission Target Premium                             24                      7 in yrs 2-7                2.5
                                                                                       2.5 in yrs 8+
    Excess of Commission Target Premium                        2.5                         2.5                      2.5
    Asset-based Trail                                          N/A                0.10% per yr in yrs 6+        0.10% per year

--------------------------------------------------- --------------------------- ------------------------ -------------------------

 Phoenix Edge -- SPVL
    Issue ages: 30-80                                            7                          N/A                      N/A
    Issue ages: 81-85                                            5                          N/A                      N/A
    Asset-based Trail (all ages)                               None                   0.25% in years 6+         0.25% per year

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 B. VARIABLE ANNUITIES                                   OPTION NUMBER                           OPTION DESCRIPTION

------------------------------------------------------------------------------------------------------------------------------------
Investor's Edge -- Individual Deferred                   [ ] OPTION 1        5.00% of premiums paid plus an annual trail commission
  Variable Annuity (d)                                                       of 1.00% of Contract Value beginning in the 4th year.
                                                         [ ] OPTION 2        3.50% of premiums paid plus an annual trail commission
                                                                             of 1.00% of Contract Value beginning in the 2nd year.
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Spectrum Edge -- Individual Deferred                     [ ] OPTION 1        6.00% of premiums paid plus an annual trail commission
  Variable Annuity (d)                                                       of .25% of Contract Value beginning in the 8th year.
                                                         [ ] OPTION 2        4.50% of premiums paid plus an annual trail commission
                                                                             of .25% of Contract Value beginning in the 2nd year and
                                                                             increasing to 1.00% in the 8th year.
                                                         [ ] OPTION 3        3.00% of premiums paid plus an annual trail commission
                                                                             of .50% of Contract Value beginning in the 2nd year and
                                                                             increasing to 1.00% in the 8th year.
------------------------------------------------------------------------------------------------------------------------------------
Big Edge Choice -- Individual Deferred                   [ ] OPTION 1        6.00% of premiums paid plus an annual trail commission
  Variable Annuity (d)                                                       of .25% of Contract Value beginning in the 8th year.
                                                         [ ] OPTION 2        5.00% of premiums paid plus an annual trail commission
                                                                             of .30% of Contract Value beginning in the 2nd year and
                                                                             increasing to .50% in the 8th year.
                                                         [ ] OPTION 3        3.00% of premiums paid plus an annual trail commission
                                                                             of .50% of Contract Value beginning in the 2nd year and
                                                                             increasing to 1.00% in the 8th year.
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Phoenix Freedom Edge -- Individual                                           1.00% of premiums paid plus an annual trail of 1.00%
  Deferred Variable Annuity                                                  of the Contract beginning in 2nd year. NOTE:
                                                                             Termination or surrender in the first year will result
                                                                             in a 100% charge back of all compensation on the amount
                                                                             surrendered.
------------------------------------------------------------------------------------------------------------------------------------
Group Strategic Edge -- Allocated                        [ ] OPTION 1        5.00% of the first $20,000 of premiums paid, 4.00% of
  Group Deferred Variable Annuity (e)                                        the next $30,000 of premiums paid, and 3.50% of such
                                                                             premiums paid over $50,000.
                                                         [ ] OPTION 2        3.00% of the first $20,000 of premiums paid, 2.50% of
                                                                             such premium paid over $20,000 with an annual trail
                                                                             commission of .25% beginning in the 2nd year.
                                                         [ ] OPTION 3        1.00% of premium paid plus a trail commission of 0.50%
                                                                             of the Contract Value beginning in the 2nd year.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Income Choice -- Individual                      [ ] OPTION 1        5.50% of premiums paid. Sales of the contract to
  Single Premium Immediate Fixed                                             applicants over age 74 will be paid at 4.50% of
  and Variable Annuity                                                       premiums paid.
  (ALL CHOICES EXCEPT OPTION E)                          [ ] OPTION 2        4.50% of premiums paid plus an annual trail commission
                                                                             of .25% of the Reserve beginning in the 2nd year.
                                                                             Sales of the contract to applicants over age 74 will be
                                                                             paid at 3.50% of premium paid plus an annual trail
                                                                             commission of .25% of the Reserve beginning in the
                                                                             2nd year.
                                                         [ ] OPTION 3        3.50% of premium paid plus an annual trail commission
                                                                             of .50% of the Reserve beginning in the 2nd year. Sales
                                                                             of the contract to applicants over age 74 will be paid
                                                                             at 2.50% of premium paid plus an annual trail
                                                                             commission of .50% beginning in the 2nd year.
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 B. VARIABLE ANNUITIES (CONTINUED)                       OPTION NUMBER                           OPTION DESCRIPTION

------------------------------------------------------------------------------------------------------------------------------------
Phoenix Income Choice - Individual                       [ ] OPTION 4        Certain Period             % of              Trails
  Single Premium Immediate Fixed and                                             (Years)               Deposit        (% of Reserve)
  Variable Annuity -- OPTION E (f)                                           -------------------------------------------------------
                                                                                   5-9                  2.00%              0.00%
                                                                             -------------------------------------------------------
                                                                                  10-14                 3.50%              0.00%
                                                                             -------------------------------------------------------
                                                                                  15-19                 5.00%              0.00%
                                                                             -------------------------------------------------------
                                                                                   20+                  5.50%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Income Choice - Individual                       [ ] OPTION 5        Certain Period             % of              Trails
  Single Premium Immediate Fixed and                                             (Years)               Deposit        (% of Reserve)
  Variable Annuity -- OPTION E (f)                                           -------------------------------------------------------
                                                                                   5-9                  1.25%              0.25%
                                                                             -------------------------------------------------------
                                                                                  10-14                 2.50%              0.25%
                                                                             -------------------------------------------------------
                                                                                  15-19                 4.00%              0.25%
                                                                             -------------------------------------------------------
                                                                                   20+                  4.50%              0.25%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Income Choice - Individual                       [ ] OPTION 6        Certain Period             % of              Trails
  Single Premium Immediate Fixed and                                             (Years)               Deposit        (% of Reserve)
  Variable Annuity -- OPTION E (f)                                           -------------------------------------------------------
                                                                                   5-9                  1.00%              0.50%
                                                                             -------------------------------------------------------
                                                                                  10-14                 1.75%              0.50%
                                                                             -------------------------------------------------------
                                                                                  15-19                 2.75%              0.50%
                                                                             -------------------------------------------------------
                                                                                   20+                  3.00%              0.50%
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FOOTNOTES:
(a) First year commissions are NOT paid on premium charged for the following:
    1.  Temporary extras.
    2.  Aviation and other avocation hazards.
(b) Non-vested commissions are payable in those years in accordance with the Compensation Provisions in you contract.
(c) There will be a charge back of 100% of all compensation paid on full surrenders in the first policy year. If there is a partial withdrawal of policy value in the first policy year, compensation will be recalculated as if the policy had been issued with a new reduced face amount and any compensation actually paid on this policy in excess of the recalculated sum shall be returned to the Company. No compensation will be paid on premiums paid by existing loans or "carry over loans". If a policy loan is taken in the first policy year, compensation will be recalculated as if the policy had been issued with a
    "carry over loan" and any compensation actually paid on this policy in excess of the recalculated sum shall be returned to the
    Company.
(d) Sales of the contract to applicants over age 80 will be paid at 50% of the Commission Option(s) chosen. Trail commissions will be paid at the full percentage amount as listed. If more than one option is chosen the Broker-Dealer agrees that its representatives may select from the specified Commissions Options at the time a Contact is purchased.
(e) Sales of the contract to applicants over age 80 will be paid at 50% of the commission option selected. Trail commissions will be paid at the full percentage amounts listed. Banded compensation will be processed on a calendar year basis, based upon aggregate premiums paid under the contract in that calendar year. Trail commissions will be paid on the Contract Value on a calendar quarter basis on deposits held under the Contract for a year or more.
(f) If the certain period is shortened under Payment Option E, the commission will be adjusted accordingly.
(g) For Phoenix Estate Edge, qualified plans only, the first year commission rate will be 25% up to the commissionable target premium (CTP). Commission in excess of the CTP will be 3%.
(h) For Phoenix Estate Edge, qualified plans only, a charge back of 10% of the CTP will be applied if the face amount is reduced below:
    o 40% of the initial base face amount in policy years 1 - 20
    o 20% of the initial base face amount in policy years 21+
(i) NOTE:  NOT ALL PRODUCTS ARE AUTHORIZED FOR ISSUANCE IN ALL JURISDICATIONS.


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                                                  PHL VARIABLE INSURANCE COMPANY
                                                      COMPENSATION SCHEDULE

This Compensation Schedule and Footnotes form a part of the Contract and is subject to all terms and conditions thereof. The commission schedule may be modified in whole or in part from time to time through standard Company communication procedures and such modification shall have the same force and effect as if this Schedule had been physically amended.

----------------------------------------------------------------------------------------------------------------------------------
                                                            FIRST YEAR                          RENEWAL COMMISSIONS
                                                                                   ON RENEWAL PREMIUMS OR CASH VALUE FOR TRAILS
                                                          COMMISSIONS ON         -------------------------------------------------
I. NON-REGISTERED PRODUCTS                                                           Vested Commissions     Non Vested Commissions
                                                        FIRST YEAR PREMIUMS             Policy Years              Policy Year
                                                                                            (b)                       (b)
                                                                (a)                      Years 2-10            Years 11 and later
----------------------------------------------------------------------------------------------------------------------------------

UNIVERSAL LIFE                                                   %                          %                         %
 Phoenix Protector UL II
   Up to Commission Target Premium                              50                          3                         3
   Excess of Commission Target Premium                           3                          3                         3
 Phoenix Accumulator UL II
   Up to Commission Target Premium                              50                          3                         3
   Excess of Commission Target Premium                           3                          3                         3
 Phoenix Estate Legacy III
   Up to Commission Target Premium                              50                          3                         3
   Excess of Commission Target Premium                           3                          3                         3

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Term                                                             %
 Phoenix Protector Term-10 (PPT-10)                             90                         None                      None
 Phoenix Protector Term-20 (PPT-20)                             90                         None                      None
 Phoenix Protector Term-30 (PPT-30)                            100                         None                      None
 Phoenix Value Term-20 (PVT-20)                                 90                         None                      None

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Fixed Annuity                                                    %
 Phoenix Edge --  SPIA
 Options A, B, C, D, G, J
   Issue Age:  5-74                                            3.0                         None                      None
   Issue Age:  75-90                                           1.5                         None                      None
 Option E -- Annuity for a Specified Period:
   Period Certain: Less than 10 yrs                            1.5                         None                      None
   Period Certain: Greater than or                             3.0                         None                      None
                    equal to 10 yrs)

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                                                            FIRST YEAR            Non Vested Commissions     Non Vested Commissions

II. REGISTERED PRODUCTS                                   COMMISSIONS ON                Policy Year                Policy Year

  A. LIFE INSURANCE                                     FIRST YEAR PREMIUMS                  (b)                       (b)
                                                                                --------------------------------------------------
                                                                (a)                   Years 2nd-10th          Years 11th and later
----------------------------------------------------------------------------------------------------------------------------------
                                                                 %                            %                        %
Phoenix Edge - VUL

 Policy Charge Option A
         Up to Commission Target Premium                         90                 3 in yr 2; 0 in yrs 3+             0
         Excess of Commission Target Premium                      3                 3 in yr 2; 0 in yrs 3+             0
         Asset Based Trail                                      N/A                 0.25% per yr in yrs 3+       0.25% per year

 Policy Charge Option B
         Up to Commission Target Premium                         75                           6                        0
         Excess of Commission Target Premium                      3                           3                        0
         Asset Based Trail                                      N/A                 0.25% per yr in yrs 8+           0.25%

 Policy Charge Option C
         Up to Commission Target Premium                         50                           0                        0
         Excess of Commission Target Premium                      3                           0                        0
         Asset Based Trail                                      N/A                     0.35% per yr       0.35% per yr in yrs 11-15
                                                                                                            0.25% per yr in yrs 16+
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Phoenix Edge - SVUL (e) (f)

 Policy Charge Option A
         Up to Commission Target Premium                         90                 3 in yr 2; 0 in yrs 3+             0
         Excess of Commission Target Premium                      3                 3 in yr 2; 0 in yrs 3+             0
         Asset Based Trail                                      N/A                 0.25% per yr in yrs 3+      0.25% per year

 Policy Charge Option B
         Up to Commission Target Premium                         75                          6.0                       0
         Excess of Commission Target Premium                      3                           3                        0
         Asset Based Trail                                      N/A                 0.25% per yr in yrs 8+           0.25%

 Policy Charge Option C
         Up to Commission Target Premium                         50                          0.65                      0
         Excess of Commission Target Premium                      3                           0                        0
         Asset Based Trail                                      N/A                      0.65% per yr      0.65% per yr in yrs 11-15
                                                                                                            0.25% per yr in yrs 16+
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 B. VARIABLE ANNUITIES                                   OPTION NUMBER                           OPTION DESCRIPTION

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
Premium Edge -- Individual Deferred                      [ ] OPTION 1        5.00% of premiums paid.
 Variable Annuity (c)                                    [ ] OPTION 2        4.00% of premiums paid plus an annual trail commission
                                                                             of .20% of Contract Value beginning in the 2nd year.
                                                         [ ] OPTION 3        2.00% of premiums paid plus an annual trail commission
                                                                             of .55% of Contract Value beginning in the 2nd year.
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Investors Edge -- Individual Deferred                    [ ] OPTION 1        5.00% of premiums paid plus an annual trail commission
 Variable Annuity (c)                                                        of 1.00% of Contract Value beginning in the 4th year.
                                                         [ ] OPTION 2        3.50% of premiums paid plus an annual trail commission
                                                                             of 1.00% of Contract Value beginning in the 2nd year
                                                                             and beginning in the 2nd year.
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Spectrum Edge -- Individual Deferred                     [ ] OPTION 1        6.00% of premiums paid plus an annual trail commission
 Variable Annuity (c)                                                        of .25% of Contract Value beginning in the 8th year.
                                                         [ ] OPTION 2        4.50% of premiums paid plus an annual trail commission
                                                                             of .25% of Contract Value beginning in the 2nd year and
                                                                             increasing to 1.00% in the 8th year.
                                                         [ ] OPTION 3        3.00% of premiums paid plus an annual trail commission
                                                                             of .50% of Contract Value beginning in the 2nd year and
                                                                             increasing to 1.00% in the 8th year.
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Big Edge Choice -- Individual Deferred                   [ ] OPTION 1        6.00% of premiums paid plus an annual trail commission
 Variable Annuity (d)                                                        of .25% of Contract Value beginning in the 8th year.
                                                         [ ] OPTION 2        5.00% of premiums paid plus an annual trail commission
                                                                             of .30% of Contract Value beginning in the 2nd year and
                                                                             increasing to .50% in the 8th year.
                                                         [ ] OPTION 3        3.00% of premiums paid plus an annual trail commission
                                                                             of .50% of Contract Value beginning in the 2nd year and
                                                                             increasing to 1.00% in the 8th year.
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Phoenix Freedom Edge -- Individual                                           1.00% of premiums paid plus an annual trail of 1.00%
  Deferred Variable Annuity                                                  of the Contract beginning in year 2. Termination or
                                                                             surrender in the first year will result in a 100%
                                                                             charge back of commissions on the amount surrendered.
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Phoenix Income Choice -- Individual                      [ ] OPTION 1        5.50% of premiums paid. Sales of the contract to
 Single Premium Immediate Fixed                                              applicants over age 74 will be paid at 4.50% of
 and Variable Annuity                                                        premiums paid.
 (ALL CHOICES EXCEPT OPTION E)                           [ ] OPTION 2        4.50% of premiums paid plus an annual trail commission
                                                                             of .25% of the Reserve beginning in the 2nd year. Sales
                                                                             of the contract to applicants over age 74 will be paid
                                                                             at 3.50% of premium paid plus an annual trail
                                                                             commission of .25% of the Reserve beginning in the 2nd
                                                                             year.
                                                         [ ] OPTION 3        3.50% of premium paid plus an annual trail commission
                                                                             of .50% of the reserve beginning in the 2nd year. Sales
                                                                             of the contract to applicants over age 74 will be paid
                                                                             at 2.50% of premium paid plus an annual trail
                                                                             commission of .50% beginning in the 2nd year.
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 B. VARIABLE ANNUITIES (CONTINUED)                       OPTION NUMBER                           OPTION DESCRIPTION

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
Phoenix Income Choice - Individual                       [ ] OPTION 4        Certain Period             % of              Trails
  Single Premium Immediate Fixed and                                             (Years)               Deposit        (% of Reserve)
  Variable Annuity -- OPTION E (f)                                           -------------------------------------------------------
                                                                                   5-9                  2.00%              0.00%
                                                                             -------------------------------------------------------
                                                                                  10-14                 3.50%              0.00%
                                                                             -------------------------------------------------------
                                                                                  15-19                 5.00%              0.00%
                                                                             -------------------------------------------------------
                                                                                   20+                  5.50%              0.00%
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Phoenix Income Choice - Individual                       [ ] OPTION 5        Certain Period             % of              Trails
 Single Premium Immediate Fixed and                                              (Years)               Deposit        (% of Reserve)
 Variable Annuity -- OPTION E (f)                                            -------------------------------------------------------
                                                                                   5-9                  1.25%              0.25%
                                                                             -------------------------------------------------------
                                                                                  10-14                 2.50%              0.25%
                                                                             -------------------------------------------------------
                                                                                  15-19                 4.00%              0.25%
                                                                             -------------------------------------------------------
                                                                                   20+                  4.50%              0.25%
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Phoenix Income Choice - Individual                       [ ] OPTION 6        Certain Period             % of              Trails
 Single Premium Immediate Fixed and                                              (Years)               Deposit        (% of Reserve)
 Variable Annuity -- OPTION E (f)                                            -------------------------------------------------------
                                                                                   5-9                  1.00%              0.50%
                                                                             -------------------------------------------------------
                                                                                  10-14                 1.75%              0.50%
                                                                             -------------------------------------------------------
                                                                                  15-19                 2.75%              0.50%
                                                                             -------------------------------------------------------
                                                                                   20+                  3.00%              0.50%
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FOOTNOTES:
(a) First year commissions are NOT paid on premium charged for the following:
    1. Temporary extras.
    2. Aviation and other avocation hazards.
(b) Non-vested commissions are payable in those years in accordance with the Compensation Provisions in your contract.
(c) Sales of the contract to applicants over age 80 will be paid at 50% of the Commission Option(s) chosen. Trail commissions will be paid at the full percentage amount as listed. If more than one option is chosen the Broker-Dealer agrees that its representatives may select from the specified Commissions Options at the time a Contact is purchased.
(d) If the certain period is shortened under Payment Option E, the commission will be adjusted accordingly.
(e) e) For Phoenix Edge SVUL Option A, qualified plans only, the first year commission rate will be 70% up to the CTP. Commissions in excess of the CTP will be 3 %
(f) For Phoenix  Edge SVUL Option A, qualified plans only, a charge back of 10 % of the CTP will be applied if the face amount is reduced below:
    o 40 % of the initial base face amount in policy years 1 - 20
    o 20% of the initial base face amount in policy years 21+
(g) NOTE: NOT ALL PRODUCTS ARE AUTHORIZED FOR ISSUANCE IN ALL JURISDICATIONS.



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